1 144497170_3  AMENDMENT TO LOAN DOCUMENTS (Amendment No. 2 to Credit Agreement) This Amendment to Loan Documents (this “Agreement”) is dated as of May 13, 2021, and is among NAUTILUS, INC., a Washington corporation (“Borrower”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute, as applicable, the Required Lenders, the Supermajority Lenders, and all of the Lenders directly affected by the applicable consents and amendments to be effected by this Agreement (as applicable, the “Requisite Lenders”)), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (the “Agent”) The Lenders, Agent, and Borrower are party to a Credit Agreement dated as of January 31, 2020 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”). This Agreement also refers to a Guaranty and Security Agreement dated as of January 31, 2020, among Borrower, each other Person party thereto as a “Grantor,” and Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Guaranty and Security Agreement”), which is the “Guaranty and Security Agreement” under and as defined in the Credit Agreement The parties now desire to modify the Credit Agreement and the Guaranty and Security Agreement in certain respects. The parties therefore agree as follows: 1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement. 2. Amendments to Credit Agreement. (a) The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended as follows: (1) by replacing “(a) in the case of a Base Rate Loan which is a Term Loan, 4.00% (the “Term Loan Base Rate Margin”)” with “(a) in the case of a Base Rate Loan which is a Term Loan, 3.50% (the “Term Loan Base Rate Margin”)”; and (2) by replacing “(b) in the case of a LIBOR Rate Loan which is a Term Loan, 5.00% (the “Term Loan LIBOR Rate Margin”)” with “(b) in the case of a LIBOR Rate Loan which is a Term Loan, 4.50% (the “Term Loan LIBOR Rate Margin”)”. (b) The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended as follows: (1) in subclause (i) of clause (a), by replacing “$3,500,000” with “$5,000,000”; (2) in subclause (i) of clause (c), by replacing “$30,000,000” with “$35,000,000”; and Exhibit 10.1

2 144497170_3  (3) in subclause (ii)(B)(1) of clause (c), by replacing “$7,000,000” with “$10,000,000”. (c) Clause (a) of the definition of “Eligible Accounts” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ (a) (i) Accounts with selling terms of not more than 60 days that the Account Debtor has failed to pay within 120 days of original invoice date or 60 days of due date, or (ii) Accounts with selling terms of more than 60 days but not more than 75 days that the Account Debtor has failed to pay within 135 days of original invoice date or 60 days of due date,” (d) Clause (j) of the definition of “Eligible Accounts” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ (j) Accounts with respect to an Account Debtor whose Eligible Accounts owing to Borrowers exceed (i) for Dick’s Sporting Goods, Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts, (ii) for Amazon.com, Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts, (iii) for Walmart Inc. and its Affiliates (including Walmart.com), on a consolidated basis, 50% of all Eligible Accounts, (iv) for Best Buy Co., Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts, (v) for Target Corporation and its Affiliates, on a consolidated basis, 25% of all Eligible Accounts, (vi) for Academy Sports and Outdoors, Inc., and its Affiliates, on a consolidated basis, 25% of all Eligible Accounts, and (vii) for any other Account Debtor, 15% of all Eligible Accounts (any such percentage under clauses (i) through (vii), as applied to a particular Account Debtor or consolidated group of Account Debtors, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or consolidated group of Account Debtors deteriorates), to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,” (e) The definition of “Increased Reporting Event” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ “Increased Reporting Event” means a Springing Trigger Event.” (f) The definition of “Letter of Credit Sublimit” in Section 1.1 of the Credit Agreement is hereby amended by replacing “$7,500,000” with “$15,000,000”.

3 144497170_3  (g) Clause (b) of the definition of “Payment Conditions” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ (b) either (i) each of the following conditions in this clause (i) has been satisfied: (A) Availability, (1) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (2) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than $2,500,000, and (B) Liquidity, (1) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (2) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than 20% of the Line Cap, or (ii) each of the following conditions in this clause (ii) has been satisfied: (A) the Fixed Charge Coverage Ratio of the Loan Parties and their Subsidiaries is equal to or greater than 1.10:1.00 for the trailing 12-month period most recently ended for which financial statements are required to have been delivered to Agent pursuant to Schedule 5.1 to this Agreement (calculated on a pro forma basis as if such proposed payment is a Fixed Charge made on the last day of such 12-month period (it being understood that such proposed payment shall also be a Fixed Charge made on the last day of such 12-month period for purposes of calculating the Fixed Charge Coverage Ratio under this clause (ii) for any subsequent proposed payment to fund a Specific Transaction)), (B) Availability, (1) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period, and (2) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than $2,500,000, and (C) Liquidity, (1) at all times during the 30 consecutive days immediately preceding the date of such proposed payment and the consummation of such Specified Transaction, calculated on a pro forma basis as if such proposed payment was made, and the Specified Transaction was consummated, on the first day of such period,

4 144497170_3  and (2) after giving effect to such proposed payment and Specified Transaction, in each case, is not less than 15% of the Line Cap, and” (h) Clause (e) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ (e) [reserved],” (i) The definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended as follows: (1) in clause (g), by replacing “$1,000,000” with “$10,000,000”; (2) in clause (p), by replacing “(ii) the principal amount of such unsecured Indebtedness does not exceed $1,000,000 with respect to any Permitted Acquisition or $5,000,000 with respect to all Permitted Acquisitions” with “(ii) the principal amount of such unsecured Indebtedness does not exceed $5,000,000 with respect to any Permitted Acquisition or $10,000,000 with respect to all Permitted Acquisitions”; (3) in clause (q), by replacing “$2,500,000” with “$5,000,000”; and (4) in clause (s), by replacing “$5,000,000” with “$25,000,000”. (j) The definition of “Permitted Intercompany Advances” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ “Permitted Intercompany Advances” means loans made by (a) a Loan Party to another Loan Party, (b) a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party, (c) a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, and (d) a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party so long as, solely for purposes of this clause (d), (i) the aggregate amount of all such loans (by type, not by the borrower) does not exceed $2,500,000 outstanding at any one time, (ii) at the time of the making of such loan, no Event of Default has occurred and is continuing or would result therefrom, (iii) Borrowers have Availability of $2,500,000 or greater immediately after giving effect to each such loan, and (iv) Borrowers have Liquidity of $40,000,000 or greater immediately after giving effect to each such loan.” (k) Clause (q) of the definition of “Permitted Investments” in Section 1.1 of the Credit Agreement is hereby amended by replacing “$5,000,000” with “$20,000,000”. (l) The definition of “Permitted Policy Investments” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows: “ “Permitted Policy Investments” means Investments permitted in accordance with Administrative Borrower’s investment policy delivered to Agent prior to the Closing Date and adopted by the Board of Directors of Administrative Borrower as in effect as of

5 144497170_3  the Closing Date or as otherwise updated from time to time in consultation with Agent and otherwise reasonably satisfactory to Agent.” (m) The definition of “Real Property Collateral” in Section 1.1 of the Credit Agreement is hereby amended by replacing “$1,000,000” with “$5,000,000”. (n) Section 1.1 of the Credit Agreement is hereby further amended by inserting each of the following new definitions in appropriate alphanumeric order: “ “Covenant Testing Period” means a period (a) commencing on the last day of the fiscal month of Borrowers most recently ended prior to a Springing Trigger Event for which Borrowers are required to deliver to Agent monthly, quarterly, or annual financial statements pursuant to Schedule 5.1 to this Agreement, and (b) continuing through and including the first day after such Springing Trigger Event that (i) Availability has equaled or exceeded $2,500,000 for 30 consecutive days and (ii) Liquidity has equaled or exceeded the greater of (A) 12.5% of the Line Cap, and (B) $6,000,000 for 30 consecutive days. “Line Cap” means, as of any date of determination, the lesser of (a) the Maximum Revolver Amount, and (b) the Borrowing Base as of such date of determination. “Liquidity” means, as of any date of determination, an amount equal to the sum of (a) Availability plus (b) the Qualified Cash Amount. “Qualified Cash” means, as of any date of determination, the amount of unrestricted cash, Cash Equivalents, and Permitted Policy Investments of the Loan Parties and their Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States. “Qualified Cash Amount” means, as of any date of determination, the lesser of (a) the amount of Qualified Cash, if any, in excess of $20,000,000, and (b) $15,000,000; provided, that if, as of any date of determination, the amount of Qualified Cash does not exceed $20,000,000, then the Qualified Cash Amount as of such date determination shall be $0. “Springing Trigger Event” means if at any time (a) Availability is less than $2,500,000, or (b) Liquidity is less than the greater of (i) 12.5% of the Line Cap, and (ii) $6,000,000.”

6 144497170_3  (o) Section 7 of the Credit Agreement is hereby amended to read in its entirety as follows: “7. FINANCIAL COVENANTS. Each Borrower covenants and agrees that, until the termination of all of the Commitments and the payment in full of the Obligations: 7.1 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio, calculated for each 12-month period ending on the first day of any Covenant Testing Period and the last day of each fiscal month occurring until the end of any Covenant Testing Period (including the last day thereof), in each case of at least 1.00 to 1.00.” (p) Clause (i) of Schedule 5.2 to the Credit Agreement (which clause is the last clause in the first section of such Schedule) is hereby amended to read in its entirety as follows: “(i) a detailed report regarding each Loan Party’s and its Subsidiaries’ cash, Cash Equivalents, and Permitted Policy Investments, including an indication of which amounts constitute Qualified Cash.” 3. Amendments to Guaranty and Security Agreement. (a) The definition of “Cash Dominion Event” in Section 1(a) of the Credit Agreement is hereby amended to read in its entirety as follows: “ (ix) “Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) the occurrence of any Springing Trigger Event.” (b) The definition of “Cash Dominion Period” in Section 1(a) of the Credit Agreement is hereby amended to read in its entirety as follows: “ (x) “Cash Dominion Period” means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, (B) Availability is greater than $2,500,000 for 30 consecutive days, and (C) Liquidity is greater than the greater of (x) 12.5% of the Line Cap, and (y) $6,000,000 for 30 consecutive days.” 4. Representations. To induce Agent and the Lenders to enter into this Agreement, Borrower hereby represents to Agent and the Lenders as follows: (1) that Borrower is duly authorized to execute and deliver this Agreement and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended by this Agreement, and to perform its obligations under the Loan Documents, as amended by this Agreement; (2) that the execution and delivery of this Agreement and the performance by Borrower of its obligations under the Loan Documents, as amended by this Agreement, do not and will not

7 144497170_3  conflict with any provision of law or of the Governing Documents of Borrower or of any agreement binding upon Borrower; (3) that each of the Credit Agreement, as amended by this Agreement, and the Guaranty and Security Agreement, as amended by this Agreement, is a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (4) that the representations and warranties of Borrower and, to the extent applicable, each other Loan Party or its Subsidiaries contained in the Credit Agreement, as amended by this Agreement, the Guaranty and Security Agreement, as amended by this Agreement, or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties continue to be true and correct as of such earlier date); and (5) that no Default or Event of Default has occurred and is continuing. 5. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions: (1) that Agent has received this Agreement executed by Agent, the Requisite Lenders, and Borrower; (2) that Borrower has paid to Agent all fees and expenses required to be paid by Borrower on the date of this Agreement; (3) that unless waived by Agent, Borrower has paid all reasonable fees, charges, and disbursements of counsel to Agent to the extent invoiced prior to or on the date of this Agreement, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing of this Agreement (provided, that such estimate will not thereafter preclude a final settling of accounts between Borrower and Agent); and (4) that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel. 6. Release of Agent and Lenders by Loan Parties. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty

8 144497170_3  and Security Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. 7. Miscellaneous. (a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. (b) This Agreement binds Agent, the Lenders, and Borrower and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrower and the successors and assigns of Agent and each Lender. (c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement, the Guaranty and Security Agreement, and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect. Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents. (d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement. Each reference in the Guaranty and Security Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Guaranty and Security Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Guaranty and Security Agreement, as amended by this Agreement. (e) This Agreement is a Loan Document. Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses. (f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart signature page to this Agreement by facsimile or other electronic method of transmission is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement. Delivery of an executed counterpart signature page to this Agreement will be effective upon the express release by the executing party (or by counsel to that executing party, on behalf of that executing party) of that executed counterpart signature page. [Signature pages to follow]